UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2016

________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
 ________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On October 10, 2016, Anheuser-Busch InBev SA/NV (“Legacy AB InBev”) completed its previously-announced business combination with SABMiller plc (“SABMiller”) in a cash and stock transaction (the “Transaction”). A newly formed Belgian company, which retained the name Anheuser-Busch InBev SA/NV (“AB InBev”), has become the holding company for the combined SABMiller and Legacy AB InBev businesses. Under the terms of the Transaction, SABMiller shareholders receive 45 British pounds (“GBP”) in cash for each SABMiller share held, with a partial share alternative (“PSA”) available for approximately 41% of the SABMiller shares.
Pursuant to the terms and conditions of an Irrevocable Undertaking previously delivered by Altria Group, Inc. (“Altria”), a copy of which was attached as Exhibit 99.2 to Altria’s Current Report on Form 8-K (“Form 8-K”), filed with the Securities and Exchange Commission on November 12, 2015, Altria voted its 430,000,000 SABMiller shares in favor of the Transaction and elected the PSA.
In connection with the completion of the Transaction, Altria receives, in respect of its 430,000,000 SABMiller shares, (i) an interest that converts into 185,115,417 restricted shares of AB InBev (the “Restricted Shares”), representing a 9.6% economic and voting interest in AB InBev based on AB InBev’s shares outstanding, and (ii) approximately $5.3 billion in pre-tax cash, comprised of approximately $4.8 billion as the cash component of the PSA (taking into account proration) and approximately $0.5 billion from the settlement of the derivative financial instruments discussed below.
The Restricted Shares:

•	are unlisted and not admitted to trading on any stock exchange;

•	are subject to a five-year lock-up (subject to limited exceptions);

•	are convertible into ordinary shares of AB InBev on a one-for-one basis after the end of this five-year lock-up period;

•	rank equally with ordinary shares of AB InBev with regards to dividends and voting rights; and

•	have director nomination rights with respect to AB InBev.
Based on Altria’s 9.6% ownership level in AB InBev, Martin J. Barrington, Altria’s Chairman, Chief Executive Officer and President, and William F. Gifford, Jr., Altria’s Executive Vice President and Chief Financial Officer, have been appointed to AB InBev’s Board of Directors.
Also in connection with the completion of the Transaction, on October 8, 2016, Altria entered into a voting and support agreement (the “Voting Agreement”) with two other AB InBev shareholders, BEVCO Ltd. and Stichting Anheuser-Busch InBev, pursuant to which, among other things, the parties are required to exercise their voting rights in AB InBev in order to give effect to the director appointment rights set forth in AB InBev’s Articles of Association (including the nomination rights of the holders of Restricted Shares and the nomination rights of Stichting Anheuser-Busch InBev).
Altria will account for its investment in AB InBev under the equity method of accounting. As previously disclosed, Altria will report its share of AB InBev’s results using a one-quarter lag because AB InBev’s results will not be available in time to record them in the concurrent period. For example, Altria’s share of AB InBev’s results for the relevant, post-closing portion of the fourth quarter of 2016 will be recorded in Altria’s 2017 first-quarter consolidated statement of earnings. Previously, Altria recorded results for its SABMiller investment concurrently with Altria’s reporting calendar.
Altria and Legacy AB InBev entered into an information rights agreement pursuant to which, following completion of the Transaction, AB InBev will provide Altria with certain financial information necessary to assist Altria in connection with its financial reporting, financial controls and financial planning (the “Information Rights Agreement”).
As a result of the Transaction, Altria expects to record a total estimated pre-tax gain in its reported earnings of approximately $13.7 billion, or $8.9 billion after-tax, which is based on the following:

•	the Legacy AB InBev share price and GBP-to-United States dollar (“USD”) exchange rate as of October 10, 2016;

•	the book value of Altria’s investment in SABMiller at June 30, 2016; and

•	the impact of AB InBev’s expected divestitures of certain SABMiller assets and businesses in connection with Legacy AB InBev obtaining necessary regulatory clearances for the Transaction.
Substantially all of the gain will be recorded in the fourth quarter of 2016. Altria expects that its gain on the Transaction will be deferred for United States corporate income tax purposes, except to the extent of the cash consideration received. Altria and Legacy AB InBev entered into an amended and restated tax matters agreement providing for certain covenants, representations and warranties and indemnification obligations of Legacy AB InBev and AB InBev in connection with the tax treatment of the Transaction and the provision of information necessary to assist Altria in connection with its United States federal income tax reporting (the “Tax Matters Agreement”).
In November 2015 and August 2016, Altria entered into a derivative financial instrument, each in the form of a put option (together the “options”) to hedge Altria’s exposure to foreign currency exchange rate movements in the GBP to the USD, in relation to the pre-tax cash consideration that Altria expected to receive under the PSA pursuant to the revised and final offer announced by Legacy AB InBev on July 26, 2016. The options do not qualify for hedge accounting; therefore, changes in the fair values of the options are recorded in Altria’s consolidated statements of earnings in the periods in which the changes occur. From inception of the options, Altria’s estimated cumulative pre-tax gain is approximately $0.3 billion and its estimated pre-tax cash proceeds are approximately $0.5 billion.
The foregoing descriptions of the Voting Agreement, the Tax Matters Agreement and the Information Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Voting Agreement, the Tax Matters Agreement and the Information Rights Agreement, copies of which are attached as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, and incorporated by reference in this Form 8-K.

Item 7.01.    Regulation FD Disclosure.
On October 11, 2016, Altria issued a press release announcing the completion of the Transaction and, among other things, that it has expanded its share repurchase program and revised its 2016 full-year earnings per share (“EPS”) guidance. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference in this Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 8.01.    Other Events.
On October 11, 2016, Altria issued a press release announcing the completion of the Transaction and, among other things, that it has expanded its share repurchase program and revised its 2016 full-year EPS guidance. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference in this Form 8-K, except for the section “2016 Full-Year Guidance and Long-Term Financial Goals.”
Expanded Share Repurchase Program
Altria’s Board of Directors has authorized a $2 billion expansion of Altria’s current July 2015 share repurchase program from $1 billion to $3 billion. Altria expects to complete the program by the end of the second quarter of 2018. The timing of share repurchases under this program depends upon marketplace conditions and other factors, and the program remains subject to the discretion of Altria’s Board of Directors.
Gain on Transaction
As a result of the Transaction, Altria expects to record a total estimated pre-tax gain in its reported earnings of approximately $13.7 billion, or $4.55 per share, substantially all of which will be recorded in the fourth quarter of 2016 (the “Gain”).
2016 Full-Year Guidance
To reflect the previously disclosed one-quarter lag in reporting Altria’s share of AB InBev’s results, Altria has revised its 2016 full-year forecast for adjusted diluted EPS growth rate to a range of 6.5% to 8.5% over 2015 full-year adjusted diluted EPS. This forecasted growth rate excludes the Gain, the loss on early extinguishment of debt of $0.28 per share resulting from the completion of Altria’s September 2016 debt tender offer, the gain on derivative financial instruments incurred from July 1, 2016 through October 14, 2016, and the net expenses in the table below.

Altria’s full-year adjusted diluted EPS guidance excludes the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, for example, loss on early extinguishment of debt, restructuring charges, the Gain, SABMiller special items, certain tax items, charges associated with tobacco and health litigation items, and settlements of, and determinations made in connection with, certain non-participating manufacturer (“NPM”)

adjustment disputes under the Master Settlement Agreement (such settlements and determinations are referred to collectively as “NPM Adjustment Items”).

Altria’s management cannot estimate on a forward-looking basis the impact of certain income and expense items, including those items noted in the preceding paragraph, on Altria’s reported diluted EPS because these items, which could be significant, are difficult to predict and may be highly variable. As a result, Altria does not provide a corresponding U.S. generally accepted accounting principles (“GAAP”) measure for, or reconciliation to, its adjusted diluted EPS guidance.

The factors described in the Forward-Looking and Cautionary Statements section of the press release attached as Exhibit 99.1 in this Form 8-K represent continuing risks to this forecast.

Expense (Income), Net Excluded from Adjusted Diluted EPS

	First Six Months	Full Year
	2016	2015
NPM Adjustment Items	$0.01	$(0.03)
Tobacco and health litigation items	0.01	0.05
SABMiller special items	0.06	0.04
Asset impairment, exit and implementation costs	0.04	—
Loss on early extinguishment of debt	—	0.07
Gain on derivative financial instrument	(0.05)	—
Tax items	(0.01)	—
	$0.06	$0.13

Altria reports its financial results in accordance with GAAP. Altria’s management reviews certain financial results, including diluted EPS, on an adjusted basis, which excludes certain income and expense items, including those items noted above. Altria’s management does not view any of these special items to be part of Altria’s sustainable results as they may be highly variable, are difficult to predict and can distort underlying business trends and results. Altria’s management believes that adjusted financial measures provide useful insight into underlying business trends and results and provide a more meaningful comparison of year-over-year results. Altria’s management uses adjusted financial measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. These adjusted financial measures are not consistent with GAAP and may not be calculated the same as similarly titled measures used by other companies. These adjusted financial measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
The financial information required by this item is not being filed in this Form 8-K. To the extent such information is required by this item, it will be filed by amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K is required to be filed.
(b)    Pro Forma Financial Information
The pro forma financial information required by this item is not being filed in this Form 8-K. To the extent such information is required by this item, it will be filed by amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K is required to be filed.
(d)    Exhibits

99.1	Altria Group, Inc. Press Release, dated October 11, 2016 (furnished under Item 7.01 and, except for the section “2016 Full-Year Guidance and Long-Term Financial Goals,” filed under Item 8.01)
99.2	Voting Agreement, dated October 8, 2016, among Altria Group, Inc., BEVCO Ltd. and Stichting Anheuser-Busch InBev
99.3	Amended and Restated Tax Matters Agreement, dated August 25, 2016, between Altria Group, Inc. and Anheuser-Busch InBev SA/NV
99.4
Information Rights Agreement, dated November 11, 2015, between Altria Group, Inc. and Anheuser-Busch InBev SA/NV (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by Altria Group, Inc. on November 12, 2015)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE: October 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Altria Group, Inc. Press Release, dated October 11, 2016 (furnished under Item 7.01 and, except for the section “2016 Full-Year Guidance and Long-Term Financial Goals,” filed under Item 8.01)
99.2	Voting Agreement, dated October 8, 2016, among Altria Group, Inc., BEVCO Ltd. and Stichting Anheuser-Busch InBev
99.3	Amended and Restated Tax Matters Agreement, dated August 25, 2016, between Altria Group, Inc. and Anheuser-Busch InBev SA/NV
99.4
Information Rights Agreement, dated November 11, 2015, between Altria Group, Inc. and Anheuser-Busch InBev SA/NV (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by Altria Group, Inc. on November 12, 2015)